UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2015

KAELAND RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55043	46-1009839

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4755 Caughlin Parkway, Suite A, Reno, NV	89519

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (775) 827-2312

N/A

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes In Registrant's Certifying Accountant

On October 8, 2015, effective immediately, we dismissed Anton & Chia, LLP (“Anton & Chia”) as our registered independent public accountants.

The decision to dismiss Anton & Chia was approved by our sole Director.

During the Company's two most recent fiscal years or any subsequent interim period preceding the dismissal of Anton & Chia there were no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton& Chia, would have caused it to make reference to the subject matter of the disagreements in connection with their reports on the Company’s financial statements for such years. Anton & Chia’s audit reports on the financial statements for the years ended December 31, 2014 and 2013 did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports contained explanatory paragraphs in which they indicated conditions existed that raised substantial doubt about our ability to continue as a going concern.

Further there were no other reportable events, as contemplated by Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the interim period up to the date of dismissal.

We provided Anton & Chia with a copy of this disclosure before its filing with the Securities and Exchange Commission (“SEC”). We requested that Anton & Chia provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Anton & Chia is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 8, 2015 our sole Director approved and authorized the engagement of Michael Gillespie & Associates, PLLC (“Gillespie”). Prior to engaging Gillespie on October 8, 2015, no consultations occurred between the Company and Gillespie during the years ended December 31, 2014 and 2013 and through October 8, 2014, regarding either (i) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other written or oral information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kaeland Resources Corporation

Date: October 9, 2015	By:	/s/ Jerry Braatz
Name: Jerry Braatz Title: Chief Executive Officer

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